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                                                                  EXHIBIT 23.3


                           RANDY SIMPSON C.P.A. P.C.
                           11775 South Nicklaus Road
                               Sandy, Utah 84092
                           Fax & Phone (801) 572-3009




                       CONSENT OF INDEPENDENT ACCOUNTANT

     I consent to the inclusion, by reference, in this registration statement on Form SB-2 of my report dated March 11, 1995 on my audit of the financial statements of Environmental Safeguards, Inc. for the year ended December 31, 1994. I also consent to the reference to my firm under the caption "Experts".



           /s/ RANDY SIMPSON CPA PC


           Sandy, Utah
           February 7, 1997